Turning the corner Investor presentation November 2019 Exhibit 99.1

The information in this presentation is summary in nature and may not contain all information that is important to you. The Recipient acknowledges and agrees that (i) no representation or warranty regarding the material contained in this presentation is made by YRC Worldwide Inc. (the “Company” or “we”) or any of its affiliates and (ii) that the Company and its affiliates have no obligation to update or supplement this presentation or otherwise provide additional information. This presentation is for discussion and reference purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities or other property. This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements relate to future events or future performance of the Company and include statements about the Company’s expectations or forecasts for future periods and events. Specific forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts and include, without limitation, words such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of such terms or other comparable terminology. We disclaim any obligation to update those statements, except as applicable law may require us to do so, and we caution you not to rely unduly on them. We have based those forward-looking statements on our current expectations and assumptions about future events, and while our management considers those expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks, contingencies and uncertainties, most of which are difficult to predict and many of which are beyond our control. Therefore, actual results may differ materially and adversely from those expressed in any forward-looking statements. Factors that might cause or contribute to such differences include, but are not limited to, those we discuss in the “Risk Factors” section of our Annual Report on Form 10-K and in other reports we file with the Securities and Exchange Commission. This presentation includes the presentation of Adjusted EBITDA, a non-GAAP financial measure. Adjusted EBITDA is not a measure of financial performance in accordance with generally accepted accounting principles and may exclude items that are significant in understanding and assessing our financial results. Therefore, this measure should not be considered in isolation or as an alternative to net income from operations, cash flows from operations, earnings per fully-diluted share or other measures of profitability, liquidity or performance under generally accepted accounting principles. We believe our presentation of Adjusted EBITDA is useful to investors and other users as these measures represent key supplemental information our management uses to compare and evaluate our core underlying business results both on a consolidated basis and across our business segments, particularly in light of our leverage position and the capital-intensive nature of our business. Additionally, Adjusted EBITDA helps investors to understand how the company is tracking against our financial covenants in our term loan credit agreement as this measure is calculated as prescribed therein and serves as a driving component of our key financial covenants. You should be aware that this presentation of Adjusted EBITDA may not be comparable to similarly-titled measures used by other companies. Further, the way we define Adjusted EBITDA has recently changed. Adjusted EBITDA as used herein is defined as Consolidated EBITDA in our new term loan facility entered into September 11, 2019. Please refer to our most recent Form 10-Q for additional information and a copy of the new term loan. A reconciliation of this measure to the most comparable measures presented in accordance with generally accepted accounting principles has been included in this presentation. Statements & disclaimers

We are North America's largest alliance of LTL regional and national networks, perfectly balanced with multi-mode freight brokerage solutions and easy-to-use technology

Our newly-ratified 5-year labor contract, enterprise network optimization strategy and introduction of HNRY Logistics provide us with a unique opportunity to make strategic investments today which position us for growth, operational improvements and increased profitability in 2020 and beyond

Today is a new day for YRC Worldwide

$5.1B Total Revenue	**~380+** Terminals	**~60,000** Available assets
~31,000 Employees	**~90+** Years Legacy	**~20M** Shipments Transported Annually

Information from 2018 Form 10-K

YRC Worldwide Holland New Penn Reddaway YRC HNRY
3

ROADMAP TO Profitability improvement LABOR CONTRACT RATIFICATION Five-year contract with a renewed commitment to employees and union workforce. Creates a foundation for operational excellence and revenue growth FIRST HALF 2019 - Complete NETWORK OPTIMIZATION Identifying opportunities to optimize our four LTL networks that transport approximately 20 million shipments annually through 380+ terminals, approximately 14,000 tractors and 45,000 trailers 2019-2021 - On track SHAREHOLDER RETURN Expected profitability improvement through network optimization and implementation of operational efficiencies from the labor contract; capital structure change 2020-2023 - On track BLUEPRINT FOR CHANGE New Term Loan provides improved capital structure. Implemented enterprise-wide sales and operational leadership structure SECOND HALF 2019 - Complete CUSTOMER ENGAGEMENT & GROWTH Anticipated growth through simplified engagement and diversified offerings for customers 2019-2021 - On track 1 2 3 4 5 Executive Strategic Plan

Focus areas for our next chapter SHAREHOLDER RETURN Revenue Growth CapEx Investment Margin Expansion Customer engagement & Growth Simplified Sales Structure Capture New Market Opportunities through HNRY Logistics Technology Terminal & network operations Network Optimization Operational Efficiencies Equipment People & culture Labor Agreement/Engagement Employee Productivity Recruitment & Retention Safety Investing for our future growth

People & culture Our focus on people and culture fuels our network Committed to safety of our employees and the motoring public Competitive wage package and opportunities for career progression provides the career path and stability to attract employees Engaged employees deliver top notch service to customers and the productivities we need to achieve our financial goals Retain & Engage Safety Attract Employees It all starts with people

MARKET-COMPETITIVE WAGE & BENEFITS PACKAGE Total of $4 per hour increase over the life of the contract Continuation of high-quality health care with lower fixed cost for the corporation New bonus structure CAREER PATH TO ATTRACT AND RETAIN EMPLOYEES Military veteran programs Tuition-free driving schools CDL Tuition Reimbursement Dock-to-driver programs allow company to develop future pool of drivers who know our network New city box truck program enables us to onboard drivers to operate non-CDL vehicles and convert them to CDL drivers in a progressive career path Addition of dock-only employees allows us to plan and source our operations with non-CDL drivers 17,000 active drivers with a 14-year average tenure People drive our business FOCUS ON HIRING AND RETAINING DRIVERS TO MITIGATE INDUSTRY-WIDE DRIVER SHORTAGE

SAFETY FOCUS 200+ safety trainers – many peer-to-peer driver trainers Smith System training Deployment of executive safety & area safety councils Individual area safety plans with locally empowered safety committees Injury and accident avoidance focus Advanced collision avoidance technology Lane departure alert systems 914 Million Miles Covered in 2018 1,791 active accident-free 1 million mile drivers 624 active accident-free 2 million mile drivers 148 active accident-free 3 million mile drivers 26 active accident-free 4 million mile drivers 3 active accident-free 5 million mile drivers 1 active accident-free 6 million mile driver Driven by safety INTENSE FOCUS ON SAFETY TO KEEP EMPLOYEES SAFE AND ACCIDENT-FREE Information from 2018 annual report.

Terminal & network operations building a network to drive financial and customer growth Operational Efficiencies Network Optimization Equipment Leveraging new efficiencies to improve productivities, service & profitability Building a common enterprise platform to create asset & network efficiencies to build density, reduce costs and improve service Continuing the investment in equipment to reduce costs, increase capacity, gain efficiencies and improve safety Putting it all together

Operational flexibilities create multiple benefits PURCHASED TRANSPORTATION Increased cap to 29% for YRC Freight and introduced to Holland with an 8% cap New flexibility to shift between road and rail carriers as needed Expansion of purchased transportation increases network capacity, expands growth opportunities, reduces capital requirements, and eliminates liability exposure Enhanced solution to mitigate industry-wide driver shortage due to better utilization of CDL Drivers Expands capacity Lower cost solutions than expensive local cartage Reduces reliance on short-term rentals NEW OPERATIONAL FLEXIBILITIES CREATE OPERATIONAL OPPORTUNITIES TO: Expand revenue Accelerate cost reductions Improve productivity and service metrics BOX TRUCKS Allows new classification of employees who are not required to possess a CDL license to drive box trucks in our city operations DOCK & YARD FLEXIBILITIES Creates new dock-only classifications Affords opportunities to have work performed across classifications NEW FLEXIBILITIES BENEFITS

NETWORK OPTIMIZATION

OUR NETWORKS





- ■ YRC Freight Service Center
- ● Reddaway Service Center
- ● New Penn Service Center
- ● Holland Service Center
- ▲ Border Gateways

~ 25

12 facilities consolidated on track for ~25 in 2019

~ $25M

On track with ~$25M estimated cash proceeds which provides additional liquidity

This initial ~25 consolidations completed in 2019 paves the way for the next ~25 to start in 2020

BUILD DENSITY | REDUCE COST REDUNDANCIES | ASSET UTILIZATION

Serving our customers coast-to-coast

YRC Worldwide Holland New Penn Reddaway YRC Freight HNRY Logistics

11

A near-term example of optimization NETWORK OPTIMIZATION 6 key focus areas: Network Design and Facilities Linehaul Planning Routing and Interchange City Operations Dock and Yard Operations Visibility and Status CONSOLIDATION SCENARIO TERMINAL B Company 2 TERMINAL A Company 1 TERMINAL C Company 2 TERMINAL A Company 1 Optimizing the network for increased efficiencies and service Immediate focus on gaining efficiencies and cost reductions through terminal cohabitation and consolidation Terminals in close proximity and with capacity are merged into one terminal Equipment, facility and employees are moved from B & C to generate cash proceeds and create synergies with routes, employees and equipment

EQUIPMENT INVESTMENT

OUR ASSETS

YRC Freight operates a modernized national network

Holland, New Penn and Reddaway operate direct loading and quick sort networks

380+ terminals

- **21,000** doors
- **14,000** tractors
- **45,000** trailers

Reinvesting in the business
by replenishing the fleet through a combined approach of purchasing and leasing, new equipment features and technology to improve operating costs, reduce safety risks, lower maintenance costs and provide better fuel mileage

Since 2015, taken delivery of ~5,200 tractors and ~12,100 trailers


YRC
FREIGHT

Expected investment level of approximately 6% of operating revenues in 2019

13

Customer engagement & growth Grow revenue & yield by deepening relationships with customers through simplified engagement and diversification of services One Sales Team Create a single point of access to all YRCW services through a new sales structure to simplify engagement & create cross-sell opportunities Enable omni-channel engagement for customers with new online tools while capturing data in order to market and grow business Grow business with customers by selling additional services for non-LTL modes and to help customers solve complex supply chain problems Meeting all customers’ transportation needs Technology HNRY Logistics

SIMPLIFYING Customer engagement Customer Customer PREVIOUS SALES STRUCTURE NEW SALES STRUCTURE Single point of contact One Sales Team

Market potential LTL and Beyond TOTAL MARKET POTENTIAL: $600 Billion TRUCKLOAD: $395 Billion LTL: $64 Billion REVERSE LOGISTICS & DISTRIBUTION: $41 Billion 3PL/CONTRACT LOGISTICS: $86 Billion FINAL MILE FREIGHT: $9 Billion EXPEDITED FREIGHT: $5 Billion Source: American Trucking Association, Armstrong & Associates, management estimates November 2019

Serving customers beyond Ltl HNRY Logistics HNRY Logistics is driving towards $150M of revenue in 2019 with the potential of $250M of revenue as early as 2020 Longer term target: 20% of overall revenue TRUCKLOAD DIRECT – When you need a full truck, we’ve got one. Along with the power and flexibility of our full network RESIDENTIAL DIRECT – An easy way to get larger-than-parcel items from warehouse or store to the customer’s front door ENGINEERED SOLUTIONS – Our project managers put together the best plan for the trickiest shipments CONTRACT AND REVERSE LOGISTICS – Got freight that needs to go the other way? We make recalls and returns safe, reliable and cost-effective EXPRESS DIRECT – Truck, flatbed or air, we’ve got the capacity you need. You tell us when and where, and we take it from there

Improved experience enabled by technology One view of customer easier engagement new customer base TECHNOLOGY TO IMPROVE OUR NETWORK AND SERVICE Implementing tools for continuous improvement in safety, efficiency, and productivity In-Cab Safety Technology (in service) Dimensioners (95 in service) Pickup & Delivery Route Optimization Software (implemented in 50% of freight terminals currently) Pick Up & Delivery Handheld Units – Honeywell City Mobile Software (fully implemented) Integrated CRM Solution for all Sales (first phase implemented Q1 2020) Linehaul Optimization for Regionals (full implementation expected in 1H 2020) ELD Process Automation (full compliance with ELD mandate) TECHNOLOGY TO MAKE IT EASIER FOR CUSTOMERS TO ENGAGE & ATTRACT NEW CUSTOMERS Strategically investing in technology for safety, service and sustainability

Financial structure Build long-term shareholder value through financial performance Revenue Growth CapEx Investment Capital Structure Balanced approach to growth through yield and volume Replenishing the fleet to reduce maintenance costs and lower the average fleet age Continued attention to capital structure as we move forward with the new term loan Margin Expansion Result of balanced revenue growth, asset utilization and operational execution Positioned to drive improved financial performance

Consolidated Financial Results

Reinvesting in the business Expected investment level of approximately 6% of operating revenues in 2019 After nearly 10 years of under-investment, YRCW resumed equipment acquisition in 2013, ramping up in more earnest in 2015 Through Q3 2019, 37% of the linehaul tractor fleet has been replenished since 2015 Plans to acquire more box trucks through 2020 Over 250 units acquired to date

Since 2013, debt obligations reduced by $455.0 million and cash interest payments reduced by ~$40 million per year Term Loan ABL Term A Capital Leases ABL Term B Contribution Deferral Agreement (CDA) Notes Series A Notes Series B Notes 6% Convertible Senior Notes Capital Leases New Term Loan CDA Notes $1,361.3M $906.3M Pre-Refinancing - 12/31/13 9 Debt Facilities As of 9/30/19 3 Debt Facilities 5% Convertible Notes 5% Convertible Notes Series B Notes Series A Notes Post-Refinancing - 3/31/14 6 Debt Facilities Capital Leases Maturity Date: June 28, 2021 New Term Loan Maturity Date: July 26, 2022 CDA Notes Maturity Date: December 31, 2022 $1,221.0M manageable capital structure ($ in millions) Term Loan

Opportunity for operating ratio improvement 2016 - 2018 YRCW average Opportunity for operating ratio improvement fueled by the expected $60M to $80M in operational improvements and network optimization Anticipated achievement of consolidated operating ratio of 95 in 2-3 years GOAL 96.3 - 95.9 $60M to $80M operational improvements and network optimization would contribute 120-160 bps in operating ratio improvement average 95 Target of 250 bps improvement 97 .5

YRCW yrcw.com Eric Birge Vice President of Investor Relations investor@yrcw.com Investor relations appendix

Experienced senior management MORE THAN 175 YEARS OF COMBINED INDUSTRY EXPERIENCE LEADING THE TRANSFORMATION OF YRCW Darren Hawkins Chief Executive Officer Returned to the Company in 2013 and served as President of YRC Freight and Chief Operating Officer of YRCW prior to being appointed Chief Executive Officer at YRCW Stephanie Fisher Chief Financial Officer 15-year veteran of the Company; prior to being named CFO, was Vice President and Controller for the Company Scott Ware Chief Network Officer Prior to being named Chief Network Officer, was President of Holland, was Vice President of Operations and Linehaul for the Company TJ O’Connor Chief Operating Officer Prior to being named Chief Operating Officer, was President of YRC Freight and was previously President of Reddaway Jim Fry Vice President, General Counsel & Corporate Secretary Prior to YRCW, served as Executive Vice President, General Counsel, and Secretary for Swift Transportation Company Jason Bergman Chief Customer Officer Prior to YRCW, served as Chief Customer Officer of Dicom Transportation Jason Ringgenberg Chief Information Officer Prior to YRCW, served as Managing Director at Accenture in North American Freight and Logistics

YRC Freight serves manufacturing, wholesale, retail and government customers throughout North America. When customers need longer-haul LTL shipping solutions, YRC Freight is the expert North America. Delivered. LTM 3Q19 Revenue $3.1 Billion LTM 3Q19 Adjusted EBITDA $160 Million # of Customers ~ 110,000 # of Terminals 260 Average Length of Haul 1,250 Miles Average Weight 1,200 lbs. Average Transit 3-4 Days

REGIONAL EXPERTISE


Reddaway
NEW PENN
Holland

For next-day and time-sensitive services, we have three distinct regional carriers: Reddaway, Holland and New Penn. All three brands are well established in their respective regions

LTM 3Q19 Revenue	$1.8 Billion
LTM 3Q19 Adjusted EBITDA	$81 Million
# of Customers	~ 125,000
# of Terminals	124
Average Length of Haul	400 Miles
Average Weight	1,500 lbs.
Average Transit	> 90% 2 Days or Less

YRC Worldwide Holland New Penn Reddaway YRC HNRY
28

Employees covered by collective bargaining agreements Required contractual contributions anticipated to be an average of $2.63 per hour in 2019, which are comparable to rates in 2018 Expense included in EBITDA Not impacted by changes in interest rates Contributions are made to 32 multi-employer pension plans with various levels of underfunding Pension plans are managed by independent trustees If the Company were to withdraw from or there was a termination of all of the multi-employer pension plans, the Company’s portion of the contingent liability would be an estimated $9 billion However…YRC Worldwide has, and expects to continue, making its required contractual contributions to the multi-employer pension plans thus SIGNIFICANTLY minimizing the potential of any material contingent liability becoming due Other than the 12 funds in a rehabilitation plan, there are no current regulations that would change our average per hour contribution under the terms of the new Labor Agreement. The new Labor Agreement provides for contribution rate increases for certain funds, up to a capped amount.  We are not aware of any regulations that would materially change the status or amount of our contingent liability.  As long as we continue to pay what is contractually agreed to, there should be no issue Multi-employer pension plans

Certain employees not covered by collective bargaining agreements Plans closed to new participants effective January 1, 2004 with benefit accrual for active employees frozen effective July 1, 2008 Future funding requirements are primarily driven by movements in plan asset returns and discount rate Long-term strategy is to reduce the risk of the underfunded plans On average, the single-employer pension expense from 2016 – 2018 was approximately $10 million per year, excluding the expense recognition of settlements from lump sum payouts Reflects a $12.2 million contribution due in January 2017 that was paid in December 2016 Reflects a $14.0 million contribution due in January 2018 that was paid in December 2017 Single-employer pension plans (a) (b)

New Capital Structure Cash savings provides long-term operational runway YRCW’s credit ratings as of September 30, 2019: Standard & Poor’s Corporate Family Rating was B with Stable Outlook Moody’s Investor Service Corporate Family Rating was B2 with Stable Outlook New Term Loan Old Term Loan Facility Size $600M $600M Interest Rate LIBOR + 7.5% LIBOR + 8.5% Maturity of Facility June 2024 July 2022 Principal Payments None, bullet payment at maturity 3.0% annual principal payments or ~$18M, paid quarterly Covenant Minimum Adjusted EBITDA of $200M Sliding scale with implied Adjusted EBITDA of at least $270M; leverage ratio requirement at 3.25x when terminated and would have lowered to 3.0x in 4Q19. Eventually declined to 2.50x

Term Loan Covenant New Term Loan introduces a minimum LTM Adjusted EBITDA requirement of $200 million As defined under the new Term Loan, Adjusted EBITDA has been updated to reflect revised presentation

Targeting cash proceeds from the sale of properties of approximately $25 million Cash flow Free cash flow = operating cash flow less acquisitions of property and equipment, cash proceeds from disposals During Q4 2018, the Company recognized cash proceeds on the sale of a terminal of approximately $32 million

KEY SEGMENT INFORMATION (a) Percent change based on unrounded figures and not the rounded figures presented YRC Worldwide Inc. Instructions: Segment Statistics 1 Update linking as appropriate Quarterly Comparison 2 Review check totals at the bottom YRC Freight Regional Transportation 3Q19 3Q18 YoY % (a) 3Q19 3Q18 YoY % (a) Workdays 63.5 63 62.5 63 Total LTL tonnage (in thousands) 1,229.5052114260002 1,270.4241334999999 -3.2208867098005065 1,444.9077830000001 1,510.7474280000001 -4.3580842025434849 Total LTL tonnage per day (in thousands) 19.36228679411024 20.165462436507934 -3.9829269719280496 23.118524528000002 23.980117904761908 -3.5929488761638373 Total LTL shipments (in thousands) 2,444.87 2,512.567 -2.7254994593179016 2,303.6350000000002 2,416.701 -4.6785266361043343 Total LTL shipments per day (in thousands) 38.489559055118107 39.882015873015874 -3.4914404084571395 36.858160000000005 38.360333333333337 -3.9159548491931719 Total picked up LTL revenue/cwt. $30.100503878963782 $29.605620896538959 1.671584541848528 $14.566280296960723 $14.678659183469778 -0.76559367653694543 Total picked up LTL revenue/cwt. (excl. FSC) $26.589623047077367 $25.865905853570599 2.7979580440901692 $12.892858069672808 $12.892296012279923 4.3596376653944847E-3 Total picked up LTL revenue/shipment $302.84295432801292 $299.38859560135114 1.1538043791291932 $182.72800830372952 $183.52081294223447 -0.43199712653544775 Total picked up LTL revenue/shipment (excl. FSC) $267.51977410161345 $261.57050563200903 2.2744416291239498 $161.73561323720639 $161.18670072604388 0.34054454163402442 Total LTL weight/shipment (in pounds) 1,006.1059294746874 1,011.2559255136281 -0.50926732877485448 1,254.4589598612627 1,250.2559712599946 0.33617024816385099 Total tonnage (in thousands) 1,571.4391854759999 1,541.2464815000001 1.9589795881717214 1,768.563275 1,890.6189299999999 -6.4558570245564981 Total tonnage per day (in thousands) 24.74707378702362 24.464229865079368 1.1561529772412258 28.2970124 30.009824285714284 -5.7075038807529515 Total shipments (in thousands) 2,482.84 2,546.9209999999998 -2.5160183609935163 2,350.4769999999999 2,471.259999999998 -4.8784998620006421 Total shipments per day (in thousands) 39.099842519685041 40.427317460317461 -3.283608767599878 37.607631999999995 39.222634920634917 -4.1175278608966508 Total picked up revenue/cwt. $25.28612376906193 $26.114976201812663 -3.1738586562188829 $12.807383477188097 $12.728291501735734 0.62138721007117759 Total picked up revenue/cwt. (excl. FSC) $22.405609993322734 $22.850971007715483 -1.9489806986424127 $11.342480807046556 $11.188805073444547 1.3734776197571119 Total picked up revenue/shipment $320.08188799519905 $316.06488921721564 1.2709411627252067 $192.73252251859236 $194.77212186144303 -1.0471721123937821 Total picked up revenue/shipment (excl. FSC) $283.61919026598571 $276.56121775665599 2.5520470898200811 $170.68786465670502 $171.21444028459678 -0.30755328056235942 Total weight/shipment (in pounds) 1,265.8400746532195 1,210.282126143685 4.5904956629045239 1,504.8547805402904 1,530.2298964074032 -1.6582551371324779 YRC Freight Regional Transportation UPDATE FOR LTL BREAKOUT!! YTD 2019 YTD 2018 YoY % (a) YTD 2019 YTD 2018 YoY % (a) Workdays 190 190.5 189 190.5 Total LTL tonnage (in thousands) 3,611.9010951845003 3,832.747879 -5.7621004769330337 4,331.8036900000006 4,612.1056804999998 -6.0775274878265924 Total LTL tonnage per day (in thousands) 19.010005764128948 20.11941143832021 -5.5141060045039128 22.919596243386248 24.21052850656168 -5.3321110393172759 Total LTL shipments (in thousands) 7,216.1049999999996 7,557.7849999999999 -4.5209012958161727 6,879.4880000000003 7,335.18 -6.2124174185227901 Total LTL shipments per day (in thousands) 37.979499999999994 39.673412073490816 -4.2696405097525458 36.399407407407409 38.50488188976378 -5.468071525019 Total picked up LTL revenue/cwt. $30.001094311921154 $28.91349817211783 3.7615515539801621 $14.598763294593216 $14.392334256688144 1.4342985246409428 Total picked up LTL revenue/cwt. (excl. FSC) $26.458848276154093 $25.33897021071315 4.4195879158793367 $12.907356170612385 $12.66121617296319 1.9440470353456487 Total picked up LTL revenue/shipment $300.33095527839885 $293.25562659867938 2.4126830103082919 $183.84791632445746 $180.98796915938297 1.5801863396543996 Total picked up LTL revenue/shipment (excl. FSC) $264.8707109055689 $257.0009184732167 3.062165100072336 $162.54736715291313 $159.2186341258483 2.0906679958287788 Total LTL weight/shipment (in pounds) 1,001.666682883634 1,014.2516303387832 -1.2999695199913788 1,259.3389769703792 1,257.5303347702441 0.14382493607723812 Total tonnage (in thousands) 4,567.4525472594996 4,663.272279999999 -2.04962733579175 5,332.4097675000003 5,806.2289744999998 -8.160532577701213 Total tonnage per day (in thousands) 24.039223932944736 24.477833217847767 -1.7918631972017156 28.213808293650796 30.478892254593173 -7.4316479156194672 Total shipments (in thousands) 7,324.7330000000002 7,664.4930000000004 -4.4329089999821276 7,023.7030000000004 7,505.159999999996 -6.4132175067981096 Total shipments per day (in thousands) 38.551226315789478 40.233559055118114 -4.1814166552452345 37.162449735449741 39.396409448818893 -5.6704652647885583 Total picked up revenue/cwt. $25.443317906767838 $25.45074144664634 -2.9168265663554127E-2 $12.789821029484413 $12.444115549040545 2.7780638895668455 Total picked up revenue/cwt. (excl. FSC) $22.502493900602886 $22.334723500675217 0.75116398876662505 $11.314873670235807 $10.956193797186511 3.2737634956895563 Total picked up revenue/shipment $317.31162674188943 $309.68128051914192 2.4639352465722775 $194.20116876297186 $192.54691599022624 0.85914269996907788 Total picked up revenue/shipment (excl. FSC) $280.6356848392972 $271.76598325159927 3.2637276680379892 $171.80550737180656 $169.52440841021922 1.3455873304494741 Total weight/shipment (in pounds) 1,247.1314783104037 1,216.7868710950613 2.493830919463607 1,518.404114610199 1,547.2928970437904 -1.8670532572588789 (a) Percent change based on unrounded figures and not the rounded figures presented. QTD Check 0 0 0 0 0 0 YTD Check 0

KEY SEGMENT INFORMATION (a) Percent change based on unrounded figures and not the rounded figures presented With the launch of HNRY Logistics in late 2018, year-over-year revenue per hundredweight metrics that we have historically presented for YRC Freight, which includes the results of operations for HNRY Logistics, have been impacted by shipments over 10,000 pounds. Therefore, the Company has updated its presentation of operating metrics to separately present less-than-truckload (LTL) operating statistics, which represents shipments less than 10,000 pounds. Shipments greater than 10,000 pounds are primarily transported using third-party purchased transportation. YRC Worldwide Inc. Instructions: Segment Statistics 1 Update linking as appropriate Quarterly Comparison 2 Review check totals at the bottom YRC Freight Regional Transportation 3Q19 3Q18 YoY % (a) 3Q19 3Q18 YoY % (a) Workdays 63.5 63 62.5 63 Total LTL tonnage (in thousands) 1,229.5052114260002 1,270.4241334999999 -3.2208867098005065 1,444.9077830000001 1,510.7474280000001 -4.3580842025434849 Total LTL tonnage per day (in thousands) 19.36228679411024 20.165462436507934 -3.9829269719280496 23.118524528000002 23.980117904761908 -3.5929488761638373 Total LTL shipments (in thousands) 2,444.87 2,512.567 -2.7254994593179016 2,303.6350000000002 2,416.701 -4.6785266361043343 Total LTL shipments per day (in thousands) 38.489559055118107 39.882015873015874 -3.4914404084571395 36.858160000000005 38.360333333333337 -3.9159548491931719 Total picked up LTL revenue/cwt. $30.100503878963782 $29.605620896538959 1.671584541848528 $14.566280296960723 $14.678659183469778 -0.76559367653694543 Total picked up LTL revenue/cwt. (excl. FSC) $26.589623047077367 $25.865905853570599 2.7979580440901692 $12.892858069672808 $12.892296012279923 4.3596376653944847E-3 Total picked up LTL revenue/shipment $302.84295432801292 $299.38859560135114 1.1538043791291932 $182.72800830372952 $183.52081294223447 -0.43199712653544775 Total picked up LTL revenue/shipment (excl. FSC) $267.51977410161345 $261.57050563200903 2.2744416291239498 $161.73561323720639 $161.18670072604388 0.34054454163402442 Total LTL weight/shipment (in pounds) 1,006.1059294746874 1,011.2559255136281 -0.50926732877485448 1,254.4589598612627 1,250.2559712599946 0.33617024816385099 Total tonnage (in thousands) 1,571.4391854759999 1,541.2464815000001 1.9589795881717214 1,768.563275 1,890.6189299999999 -6.4558570245564981 Total tonnage per day (in thousands) 24.74707378702362 24.464229865079368 1.1561529772412258 28.2970124 30.009824285714284 -5.7075038807529515 Total shipments (in thousands) 2,482.84 2,546.9209999999998 -2.5160183609935163 2,350.4769999999999 2,471.259999999998 -4.8784998620006421 Total shipments per day (in thousands) 39.099842519685041 40.427317460317461 -3.283608767599878 37.607631999999995 39.222634920634917 -4.1175278608966508 Total picked up revenue/cwt. $25.28612376906193 $26.114976201812663 -3.1738586562188829 $12.807383477188097 $12.728291501735734 0.62138721007117759 Total picked up revenue/cwt. (excl. FSC) $22.405609993322734 $22.850971007715483 -1.9489806986424127 $11.342480807046556 $11.188805073444547 1.3734776197571119 Total picked up revenue/shipment $320.08188799519905 $316.06488921721564 1.2709411627252067 $192.73252251859236 $194.77212186144303 -1.0471721123937821 Total picked up revenue/shipment (excl. FSC) $283.61919026598571 $276.56121775665599 2.5520470898200811 $170.68786465670502 $171.21444028459678 -0.30755328056235942 Total weight/shipment (in pounds) 1,265.8400746532195 1,210.282126143685 4.5904956629045239 1,504.8547805402904 1,530.2298964074032 -1.6582551371324779 YRC Freight Regional Transportation UPDATE FOR LTL BREAKOUT!! YTD 2019 YTD 2018 YoY % (a) YTD 2019 YTD 2018 YoY % (a) Workdays 190 190.5 189 190.5 Total LTL tonnage (in thousands) 3,611.9010951845003 3,832.747879 -5.7621004769330337 4,331.8036900000006 4,612.1056804999998 -6.0775274878265924 Total LTL tonnage per day (in thousands) 19.010005764128948 20.11941143832021 -5.5141060045039128 22.919596243386248 24.21052850656168 -5.3321110393172759 Total LTL shipments (in thousands) 7,216.1049999999996 7,557.7849999999999 -4.5209012958161727 6,879.4880000000003 7,335.18 -6.2124174185227901 Total LTL shipments per day (in thousands) 37.979499999999994 39.673412073490816 -4.2696405097525458 36.399407407407409 38.50488188976378 -5.468071525019 Total picked up LTL revenue/cwt. $30.001094311921154 $28.91349817211783 3.7615515539801621 $14.598763294593216 $14.392334256688144 1.4342985246409428 Total picked up LTL revenue/cwt. (excl. FSC) $26.458848276154093 $25.33897021071315 4.4195879158793367 $12.907356170612385 $12.66121617296319 1.9440470353456487 Total picked up LTL revenue/shipment $300.33095527839885 $293.25562659867938 2.4126830103082919 $183.84791632445746 $180.98796915938297 1.5801863396543996 Total picked up LTL revenue/shipment (excl. FSC) $264.8707109055689 $257.0009184732167 3.062165100072336 $162.54736715291313 $159.2186341258483 2.0906679958287788 Total LTL weight/shipment (in pounds) 1,001.666682883634 1,014.2516303387832 -1.2999695199913788 1,259.3389769703792 1,257.5303347702441 0.14382493607723812 Total tonnage (in thousands) 4,567.4525472594996 4,663.272279999999 -2.04962733579175 5,332.4097675000003 5,806.2289744999998 -8.160532577701213 Total tonnage per day (in thousands) 24.039223932944736 24.477833217847767 -1.7918631972017156 28.213808293650796 30.478892254593173 -7.4316479156194672 Total shipments (in thousands) 7,324.7330000000002 7,664.4930000000004 -4.4329089999821276 7,023.7030000000004 7,505.159999999996 -6.4132175067981096 Total shipments per day (in thousands) 38.551226315789478 40.233559055118114 -4.1814166552452345 37.162449735449741 39.396409448818893 -5.6704652647885583 Total picked up revenue/cwt. $25.443317906767838 $25.45074144664634 -2.9168265663554127E-2 $12.789821029484413 $12.444115549040545 2.7780638895668455 Total picked up revenue/cwt. (excl. FSC) $22.502493900602886 $22.334723500675217 0.75116398876662505 $11.314873670235807 $10.956193797186511 3.2737634956895563 Total picked up revenue/shipment $317.31162674188943 $309.68128051914192 2.4639352465722775 $194.20116876297186 $192.54691599022624 0.85914269996907788 Total picked up revenue/shipment (excl. FSC) $280.6356848392972 $271.76598325159927 3.2637276680379892 $171.80550737180656 $169.52440841021922 1.3455873304494741 Total weight/shipment (in pounds) 1,247.1314783104037 1,216.7868710950613 2.493830919463607 1,518.404114610199 1,547.2928970437904 -1.8670532572588789 (a) Percent change based on unrounded figures and not the rounded figures presented. QTD Check 0 0 0 0 0 0 YTD Check 0

($ in millions) Ebitda reconciliation (consolidated) The Adjusted EBITDA reconciliations presented herein (for both Consolidated and Segment Adjusted EBITDA) should be read in connection with the Company’s Current Report on Form 8-K and Quarterly Form 10-Q filed on October 31, 2019, including, but not limited to, how Adjusted EBITDA is defined in those SEC filings, limitations on usefulness of non-GAAP measures such as Adjusted EBITDA, and the disclosure provided in the “Debt and Financing” footnote, as well as Item 2 Management’s Discussion and Analysis of Financial Condition and Results of Operations.

EBITDA RECONCILIATION (SEGMENT)

($ in millions)

YRC Freight Segment	2014	2015	2016	2017	2018	3Q 2018	3Q 2019	LTM 3Q 2018	LTM 3Q 2019
Reconciliation of operating income to adjusted EBITDA									
Operating income (loss)	$ 23.2	$ 63.3	$ 71.8	$ 60.7	$ 85.0	$ 24.7	$ 31.6	$ 58.7	$ 66.9
Depreciation and amortization	98.0	93.1	90.3	84.8	82.2	18.4	21.0	82.7	86.2
(Gains) losses on property disposals, net	(15.9)	1.9	(15.7)	(2.2)	(20.3)	1.6	0.1	2.2	(28.4)
Property gains on certain disposals	-	-	-	-	29.7	-	-	0.4	29.3
Noncash reserve changes	-	-	-	-	-	-	(1.1)	-	9.2
Impairment charges	-	-	-	-	-	-	-	-	8.2
Letter of credit expense	8.3	6.1	5.0	4.3	4.2	1.0	1.0	4.1	4.1
Non-union pension and postretirement benefits	(22.7)	(16.1)	(18.6)	(11.7)	1.9	0.4	(0.1)	(1.4)	(0.1)
Other, net	(1.1)	(0.9)	(0.8)	(3.0)	0.4	-	0.4	0.3	0.5
Amounts subject to 10% threshold:									
Nonrecurring consulting fees	-	5.1	-	-	7.4	1.9	1.6	5.0	7.8
Restructuring charges	-	-	-	0.9	0.1	-	-	0.7	-
Amortization of ratification bonus	10.0	12.2	3.0	-	-	-	-	-	-
Nonrecurring item (vendor bankruptcy)	-	-	-	-	4.3	-	(2.5)	-	5.5
Other, net	-	2.5	5.1	4.0	3.2	0.6	0.3	4.5	1.5
Adjusted EBITDA pursuant to Prior Term Loan Agreement	$ 99.8	$ 167.2	$ 140.1	$ 137.8	$ 198.1	$ 48.6	$ 52.3	$ 157.2	190.7
Less:									
Property gains on certain disposals	-	-	-	-	(29.7)	-	-	(0.4)	(29.3)
Adjustments in excess of 10% threshold	-	-	-	-	-	-	0.5	-	(1.0)
Adjusted EBITDA pursuant to New Term Loan Agreement	$ 99.8	$ 167.2	$ 140.1	$ 137.8	$ 168.4	$ 48.6	$ 52.8	$ 156.8	160.4

37

($ in millions) EBitda reconciliation (segment)

($ in millions) Free cash flow reconciliation